ELC

                             EDGAR LOMAX VALUE FUND













                                  ANNUAL REPORT

                                OCTOBER 31, 2000

                             EDGAR LOMAX VALUE FUND

                                  Annual Report
                                December 18, 2000

Dear Fellow Shareholder:

     It is with great pleasure that I report to you the successes of the Edgar Lomax Value Fund at a time that may otherwise appear to be a difficult one for stock investing. Specifically, your Fund rose 19.88% from June 30 to October 31 of this year (bringing its assets to $4.8 million) while the S&P 500 index actually declined 1.36%. Furthermore, from its inception on December 12, 1997 through October 31, 2000 (nearly three years), the Fund's average annual total return was 7.79%.

     In the first ten months of the year 2000, we saw two very different stock market environments. Through mid-March, technology and related stocks rose in almost boundless fashion as investors eagerly bid their prices up. It was believed that these companies' recently high earnings growth rates would continue indefinitely and, thus, justify the rich prices paid for their shares. As it turns out, the S&P 500's record high reached on March 24, 2000 would mark at least a temporary end to this speculation. From that day through October 31, the S&P 500 fell 5.79%. The resulting flow of money toward less "glamorous" but, we believe, more dependable "Old Economy" stocks lifted your Fund to a 15.55% gain over the same period.

     We have consistently focused on the actual business results of the companies in which we invest, rather than the movement of their stock prices. As a result, during the period that "growth" (specifically, high-tech) investing seemed the only show in town, we steadily accumulated the "bargain-priced" shares of quality companies such as Honeywell. Very recently, not only have investors in general begun to reward these undervalued companies but, in the case of Honeywell, its shares rose just over 50% in the month of October as General Electric decided to buy the company.

     The sharp price swings in the stock market again remind all of us of the risks of equity investing. Our philosophy is that we should minimize these fluctuations to the extent possible, while still delivering the above-average returns you expect from stock investing. In simple terms, we do this by investing in large, asset-rich (and increasingly profitable) companies at times when most investors seem to be ignoring these financial facts. Consequently, we are given a bargain opportunity in exchange for simply having the confidence to wait for stock prices to reflect corporate values as, in the long run, they inevitably will.

     As always, we greatly appreciate your investment in the Edgar Lomax Value Fund. You can be sure that we are committed to serving you in the best way we know how.

Cordially,

/s/ Randall R. Eley

Randall R. Eley

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------
                             EDGAR LOMAX VALUE FUND

        Comparison of the change in value of a $10,000 investment in the
         Edgar Lomax Value Fund versus the S&P 500 Composite Stock Price
                    Index, the S&P/Barra Value Index and the
                       Lipper Large Cap Value Fund Index.

                         Average Annual Total Return(1)

                      One year......................3.65%
                      Since inception (12/12/97)....7.79%

                      Edgar Lomax      S & P 500 Composite       S & P 500          Lipper Large Cap
                       Value Fund       Stock Price Index    Barra Value Index      Value Fund Index
                       ----------       -----------------    -----------------      ----------------
12-Dec-97               $10,000              $10,000             $10,000                $10,000
31-Jan-98               $ 9,949              $10,303             $10,062                $10,129
30-Apr-98               $11,150              $11,724             $11,499                $11,390
31-Jul-98               $10,619              $11,864             $11,175                $11,208
31-Oct-98               $10,789              $11,679             $10,727                $10,955
31-Jan-99               $11,031              $13,650             $11,918                $12,158
30-Apr-99               $12,770              $14,282             $13,051                $12,962
31-Jul-99               $12,517              $14,254             $12,858                $12,924
31-Oct-99               $11,981              $14,675             $12,722                $12,808
31-Jan-00               $11,038              $15,055             $13,862                $12,688
30-Apr-00               $11,276              $15,723             $14,254                $13,120
31-Jul-00               $10,758              $14,676             $14,009                $12,926
31-Oct-00               $12,418              $14,702             $15,224                $13,566

--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Share value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original investment. An Index does not incur expenses and is not available for investment.

*The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

*The S&P/Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 with lower price-to-book ratios.

*The Lipper Large Cap Value Fund Index consists of the largest value funds as tracked by Lipper Inc. Large Cap Value funds seek long-term growth of capital of investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

(1) Average Annual Total Return represents the average change in account value over the periods indicated. This page left intentionally blank. This page left intentionally blank.

                             EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2000
--------------------------------------------------------------------------------
 Shares         COMMON STOCKS: 98.65%                               Market Value
--------------------------------------------------------------------------------

                AEROSPACE/DEFENSE:  4.06%
  2,700         General Dynamics Corporation......................  $   193,219
                                                                    -----------
                AUTOMOBILES:  3.82%
  2,925         General Motors Corporation........................      181,716
                                                                    -----------
                BANKS - MONEY CENTER:  5.04%
  1,450         J.P. Morgan & Co., Incorporated...................      239,975
                                                                    -----------
                CHEMICALS:  5.32%
  3,438         E. I. du Pont de Nemours and Company..............      155,999
  3,175         The Dow Chemical Company..........................       97,234
                                                                    -----------
                                                                        253,233
                                                                    -----------
                CHEMICALS - SPECIALTY:  1.34%
  3,800         International Flavors & Fragrances, Inc...........       63,650
                                                                    -----------
                ELECTRIC COMPANIES:  7.68%
  4,475         American Electric Power Company, Inc..............      185,712
  6,125         The Southern Company..............................      179,922
                                                                    -----------
                                                                        365,634
                                                                    -----------
                ELECTRICAL EQUIPMENT:  5.27%
  2,465         Honeywell, Inc....................................      132,648
  3,000         Rockwell International Corporation................      117,938
                                                                    -----------
                                                                        250,586
                                                                    -----------
                ELECTRONICS - DEFENSE:  3.90%
  5,800         Raytheon Company, Class A.........................      185,600
                                                                    -----------
                INSURANCE - LIFE/HEALTH:  3.21%
  1,900         American General Corporation......................      152,950
                                                                    -----------
                INSURANCE - MULTI-LINE:  9.37%
  1,825         CIGNA Corporation.................................      222,559
  3,000         The Hartford Financial Services Group, Inc........      223,312
                                                                    -----------
                                                                        445,871
                                                                    -----------

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------

                LEISURE TIME - PRODUCTS:  2.61%
  6,400         Brunswick Corporation.............................    $ 124,400
                                                                    -----------
                MACHINERY - DIVERSIFIED:  3.61%
  4,900         Caterpillar Inc...................................      171,806
                                                                    -----------
                MANUFACTURING - DIVERSIFIED:  4.67%
  2,300         Minnesota Mining and Manufacturing Company........      222,237
                                                                    -----------
                NATURAL GAS:  5.55%
  3,500         The Coastal Corporation...........................      264,031
                                                                    -----------
                OIL - INTERNATIONAL INTEGRATED:  3.09%
  1,650         Exxon Mobil Corporation...........................      147,159
                                                                    -----------
                PAPER & FOREST PRODUCTS:  2.39%
  3,100         International Paper Company.......................      113,538
                                                                    -----------
                PHOTOGRAPHY/IMAGING:  2.62%
  2,775         Eastman Kodak Company.............................      124,528
                                                                    -----------
                RAILROADS:  5.37%
  5,900         Burlington Northern Inc...........................      156,719
  7,000         Norfolk Southern Corporation......................       98,875
                                                                    -----------
                                                                        255,594
                                                                    -----------
                RETAIL - GENERAL MERCHANDISE:  2.43%
  4,400         The May Department Stores Company.................      115,500
                                                                    -----------
                RETAIL - SPECIALTY/RETAIL:  3.50%
  6,600         The Limited, Inc..................................      166,650
                                                                    -----------
                TELECOMMUNICATIONS - LONG DISTANCE:  0.54%
  1,100         AT&T Corp.........................................       25,506
                                                                    -----------
4

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------
 Shares                                                             Market Value
--------------------------------------------------------------------------------

                TELEPHONE:  7.76%
  4,100         SBC Communications Inc............................    $ 236,519
  2,300         Verizon Corporation...............................      132,969
                                                                    -----------
                                                                        369,488
                                                                    -----------
                TOBACCO:  5.50%
  7,150         Philip Morris Companies Inc.......................      261,869
                                                                    -----------
                Total Common Stocks (Cost $4,420,559+)............    4,694,740
                                                                    -----------

Principal Amount     SHORT-TERM INVESTMENTS:  1.63%
--------------------------------------------------------------------------------
$77,675         Firstar Stellar Treasury Fund (Cost $77,675)......       77,675
                                                                    -----------

                Total Investments in Securities
                  (Cost $4,498,234): 100.28%......................    4,772,415
                Liabilities in Excess of Other Assets: (0.28%)....      (13,243)
                                                                    -----------
                Total Net Assets: 100.00%.........................  $ 4,759,172
                                                                    ===========

+ At October 31, 2000, the cost of securities for Federal tax purposes was $4,508,382. Gross unrealized appreciation and depreciation of securities is as follows:

       Gross unrealized appreciation..............................  $   726,340
       Gross unrealized depreciation..............................     (462,307)
                                                                    -----------
       Net unrealized appreciation................................  $   264,033
                                                                    ===========

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES AT OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value
   (identified cost of $4,498,234) ...............................   $4,772,415
  Receivables
    Due from Advisor .............................................        1,741
    Dividends and interest .......................................        6,053
    Fund shares sold .............................................          200
  Prepaid expenses ...............................................        1,446
                                                                     ----------
      Total assets ...............................................    4,781,855
                                                                     ----------

LIABILITIES
  Accrued expenses ...............................................       22,683
                                                                     ----------
      Total liabilities ..........................................       22,683
                                                                     ----------

NET ASSETS  ......................................................   $4,759,172
                                                                     ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($4,759,172 / 413,065 shares outstanding;
  unlimited number of shares [par value $0.01] authorized) .......   $    11.52
                                                                     ==========
COMPONENTS OF NET ASSETS
  Paid-in capital ................................................   $4,333,633
  Undistributed net investment income ............................       46,220
  Accumulated net realized gain on investments ...................      105,138
  Net unrealized appreciation on investments .....................      274,181
                                                                     ----------
      Net assets .................................................   $4,759,172
                                                                     ==========

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ....................................................    $ 112,130
    Interest .....................................................        2,992
                                                                      ---------
      Total income ...............................................      115,122
                                                                      ---------
  Expenses
    Advisory fees (Note 3) .......................................       38,679
    Administration fees (Note 3) .................................       30,082
    Professional fees ............................................       21,363
    Fund accounting fees .........................................       20,751
    Transfer agent fees ..........................................       13,538
    Custody fees .................................................        5,614
    Trustee fees .................................................        3,671
    Other ........................................................        1,465
    Registration fees ............................................        2,643
    Insurance expense ............................................        1,136
                                                                      ---------
      Total expenses .............................................      138,942
      Less, advisory fee waiver and absorption (Note 3) ..........      (71,048)
                                                                      ---------
      Net expenses ...............................................       67,894
                                                                      ---------
         NET INVESTMENT INCOME ...................................    $  47,228
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Net realized gain from security transactions ...................      116,193
  Net change in unrealized appreciation on investments ...........       15,417
                                                                      ---------
      Net realized and unrealized gain on investments ............      131,610
                                                                      ---------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....    $ 178,838
                                                                      =========

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Year           Year
                                                              Ended          Ended
                                                            October 31,     October 31,
                                                               2000           1999
                                                           -----------    -----------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income ................................   $    47,228    $    30,291
  Net realized gain on security transactions ...........       116,193        217,244
  Net change in unrealized appreciation on investments .        15,417         91,218
                                                           -----------    -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       178,838        338,753
                                                           -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...........................       (36,575)       (21,112)
  From net realized gains ..............................      (218,064)       (12,685)
                                                           -----------    -----------
    Total dividends and distibution to shareholders ....      (254,639)       (33,797)
                                                           -----------    -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase in net assets derived
  from net change in outstanding shares (a) ............       568,395        667,788
                                                           -----------    -----------
    TOTAL INCREASE IN NET ASSETS .......................       492,594        972,744

NET ASSETS
Beginning of year ......................................     4,266,578      3,293,834
                                                           -----------    -----------
END OF YEAR ............................................   $ 4,759,172    $ 4,266,578
                                                           ===========    ===========

(a) A summary of share transactions is as follows:

                                                              Year                      Year
                                                             Ended                     Ended
                                                        October 31, 2000          October 31, 1999
                                                     -----------------------   -----------------------
                                                     Shares  Paid in Capital   Shares  Paid in Capital
                                                     ------  ---------------   ------  ---------------
Shares sold ...................................      78,917    $ 840,075       69,273    $ 835,121
Shares issued on reinvestments of distributions       4,763       51,488          782        8,441
Shares redeemed ...............................     (30,703)    (323,168)     (15,423)    (175,774)
                                                     ------    ---------       ------    ---------
Net increase ..................................      52,977    $ 568,395       54,632    $ 667,788
                                                     ======    =========       ======    =========

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                  December 12,
                                                          Year         Year          1997*
                                                         Ended         Ended        through
                                                      October 31,   October 31,   October 31,
                                                          2000          1999          1998
                                                       ---------     ---------     ---------
Net asset value, beginning of period ...............   $   11.85     $   10.78     $   10.00
                                                       ---------     ---------     ---------
Income from investment operations:
  Net investment income ............................        0.12          0.08          0.07
  Net realized and unrealized gain on investments ..        0.26          1.10          0.72
                                                       ---------     ---------     ---------
Total from investment operations ...................        0.38          1.18          0.79
                                                       ---------     ---------     ---------
Less distributions:
  From net investment income .......................       (0.10)        (0.07)        (0.01)
  From net realized gains ..........................       (0.61)        (0.04)         0.00
                                                       ---------     ---------     ---------
Total distributions ................................       (0.71)        (0.11)        (0.01)
                                                       ---------     ---------     ---------
Net asset value, end of period .....................   $   11.52     $   11.85     $   10.78
                                                       =========     =========     =========

TOTAL RETURN .......................................        3.65%        11.05%         7.89%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ..............   $   4,759     $   4,267     $   3,294

Ratio of expenses to average net assets:
  Before expense reimbursement .....................        3.59%         3.63%         4.67%+
  After expense reimbursement ......................        1.75%         1.75%         1.75%+

Ratio of net investment income to average net assets
  After expense reimbursement ......................        1.22%         0.81%         0.81%+

Portfolio turnover rate ............................       47.43%        41.85%        32.71%

*    Commencement of operations.
+    Annualized.
++   Not Annualized.

See accompanying Notes to Financial Statements.

                             EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS AT OCTOBER 31, 2000
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Edgar Lomax Value Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek growth of capital, with a secondary objective of providing income. The Fund began operations on December 12, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on the NASDAQ National Market System for which market quotations are readily available are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System are valued at the most recent traded price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended October 31, 2000, The Edgar Lomax Company (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended October 31, 2000, the Fund incurred $38,679 in Advisory Fees.

                             EDGAR LOMAX VALUE FUND

--------------------------------------------------------------------------------

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.75% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to a Fund's payment of current ordinary operating expenses. For the year ended October 31, 2000, the Advisor reduced its fees and absorbed Fund expenses in the amount of $71,048; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $210,097.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                               Fee rate
----------------                               --------
Less than $15 million                          $30,000
$15 million to less than $50 million           0.20% of average daily net assets
$50 million to less than $100 million          0.15% of average daily net assets
$100 million to less than $150 million         0.10% of average daily net assets
More than $150 million                         0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - SECURITIES TRANSACTIONS

     For the year ended October 31, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,180,608 and $1,848,072, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Edgar Lomax Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Edgar Lomax Value Fund (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the period prior from December 12, 1997 through October 31, 1998, were audited by other independent accountants whose report dated December 4, 1998 expressed an unqualified opinion on those financial statements.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


New York, New York
December 5, 2000

12
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                                 TAX DESIGNATION

The Fund hereby designates $160,044 as a capital gain dividend for the year ended October 31, 2000 under Section 852(b)(3)(c) of the Internal Revenue Code.

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                                     ADVISOR
                             The Edgar Lomax Company
                         6564 Loisdale Court, Suite 310
                              Springfield, VA 22150
                            www.edgarlomax.cihost.com

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018

                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                             ICA Fund Services Corp.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018
                                 (800) 385-7003

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104